UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	July 19, 2005

QUEST VENTURES INC.
(Exact name of registrant as specified in its chapter)
WYOMING	0-33299	06-1616453
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
201B, 83 Halls Road, Old Lyme, Connecticut	06371
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 434 - 5535

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01  Other Events.

At the annual meeting of shareholders held on July 19th, 2005, the shareholders approved the following matters:

1.

The election of management’s three nominees as set out in the Proxy Statement; as follows:

Anton J. Drescher

Gerhard Drescher

Rowland Perkins

2.

The appointment of Amisano Hanson, Chartered Accountants, as auditors of the Company for the ensuing year and authorizing the directors to fix the auditor's remuneration.

3.

A change of the Company’s name from “Quest Ventures Inc to “Dorato Resources Inc.”. or such other name as determined by the Board of Directors and is acceptable to the regulatory authorities.

4.

An alteration of the share capital of the Company by way of a reverse stock split by consolidating all of the currently authorized share capital of 100,000,000 common shares without par value, of which 2,525,124 common shares are issued and outstanding, on a one new for two old basis, resulting in an authorized share capital of 50,000,000 shares without par value, of which 1,262,562 common shares will be issued and outstanding.

5.

A subsequent alteration of the share capital of the Company by increasing the authorized capital of the Company from 50,000,000 common shares without par value to 100,000,000 common shares, of which 1,262,562 common shares will be issued and outstanding.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1

News Release dated March 31st, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST VENTURES INC.

Date :

August 22nd, 2005

By :

/s/  Anton J. Drescher

Anton J. Drescher,

President

QUEST VENTURES INC.

Suite 507 – 837 West Hastings Street

Vancouver, BC   V6C 3N6

Tel:  (604) 685-1017

Fax:  (604) 685-5777

CUSIP No. 74836Q107

NEX Trading Symbol:  QVI.H

Shares Outstanding 2,525,124

RECAP OF ANNUAL MEETING OF SHAREHOLDERS

VANCOUVER, B.C. – Quest Ventures Inc. (the “Company”) announces that at the annual meeting of shareholders held on July 19th, 2005, the shareholders approved the following matters:

6.

The election of management’s three nominees as set out in the Proxy Statement; as follows:

Anton J. Drescher

Gerhard Drescher

Rowland Perkins

7.

The appointment of Amisano Hanson, Chartered Accountants, as auditors of the Company for the ensuing year and authorizing the directors to fix the auditor's remuneration.

8.

A change of the Company’s name from “Quest Ventures Inc to “Dorato Resources Inc.”. or such other name as determined by the Board of Directors and is acceptable to the regulatory authorities.

9.

An alteration of the share capital of the Company by way of a reverse stock split by consolidating all of the currently authorized share capital of 100,000,000 common shares without par value, of which 2,525,124 common shares are issued and outstanding, on a one new for two old basis, resulting in an authorized share capital of 50,000,000 shares without par value, of which 1,262,562 common shares will be issued and outstanding.

10.

A subsequent alteration of the share capital of the Company by increasing the authorized capital of the Company from 50,000,000 common shares without par value to 100,000,000 common shares, of which 1,262,562 common shares will be issued and outstanding.

Dated at Vancouver, British Columbia this 19th day of July, 2005.

ON BEHALF OF THE BOARD OF

QUEST VENTURES INC.

“ANTON  J. (TONY) DRESCHER”

ANTON J. DRESCHER

Director

The press release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statements.  Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.